Fees Summary	Aug. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 25,254,157.50
Previously Paid Amount	0.00
Total Fee Amount	3,866.42
Total Offset Amount	0.00
Net Fee	$ 3,866.42